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                                                                EXHIBIT 10.17(b)

                        SUBORDINATED SECURITY AGREEMENT


     SUBORDINATED SECURITY AGREEMENT, dated December 31, 1998, made by USA Leasing, LLC, a Delaware limited liability company, ("USA") in favor of Blue Rhino Corporation ("Blue Rhino").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, USA is the obligor on a $13,000,000 credit facility from NationsBank, N.A.(the "Bank") (the "USA Facility");

     WHEREAS, pursuant to the terms of a Limited Guaranty (the "Guaranty"), Blue Rhino has agreed to guaranty up to 80% of all principal owed by USA to the Bank plus all interest due from USA to the Bank and all costs, fees, expenses and other charges due from USA to the Bank;

     WHEREAS, as a condition to the Bank's entry into the USA Facility, the Bank has required Blue Rhino's execution of the Guaranty; and

     WHEREAS, as an inducement to Blue Rhino to execute the Guaranty, USA has agreed to execute and deliver this Subordinated Security Agreement granting a security interest in substantially all of its assets as security for any amounts which USA may owe Blue Rhino as a result of any payments made by Blue Rhino under the Guaranty.

     NOW, THEREFORE, in consideration of the premises and to induce Blue Rhino to enter into the Guaranty, USA hereby agrees with Blue Rhino as follows:

     1.   Defined Terms.

          a. Definitions. Unless otherwise defined herein, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds.

     The following terms shall have the following meanings:

          "Agreement": this Subordinated Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Code": the Uniform Commercial Code as from time to time in effect in the State of North Carolina.

          "Collateral": as defined in Section 2.
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          "Cylinder Leases": all leases for propane cylinders entered into between USA and any third party, including, without limitation, (a) all rights of USA to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of USA to damages arising out of or for breach or default in respect thereof and (c) all rights of USA to exercise all remedies thereunder.

          "Obligations": the collective reference to all unpaid principal of and interest on the USA Facility and all other obligations and liabilities of USA to the Bank or to Blue Rhino (including, without limitation, interest accruing at the then applicable rate provided in the Loan Agreement and Promissory Note evidencing the USA Facility).

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Subordination Agreement" means that certain subordination agreement of even date herewith among USA, Blue Rhino and the Bank.

          b. Other Definitional Provisions. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of USA to Blue Rhino, USA hereby grants to Blue Rhino a security interest in all of the following property now owned or at any time hereafter acquired by USA or in which USA now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

     all Accounts;

     all Chattel Paper;

     all Contracts;

     all Cylinder Leases;
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     all Documents;

     all Equipment;

     all General Intangibles;

     all Instruments;

     all Inventory; and

     all Investment Property.

     all books, records, ledgercards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by USA or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful on the collection thereof or realization thereupon; and

     to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

     3. Subordination. Pursuant to the terms of the Subordination Agreement, entered into among the Bank, Blue Rhino and the Bank, all the security interest granted pursuant to this Agreement and all rights and remedies of Blue Rhino hereunder are expressly subordinate to the rights of the Bank in the Collateral.

     4.   Events of Default and Remedies.

     In the event Blue Rhino is required to pay any amount under the Guaranty, such payment will be deemed an Event of Default hereunder and Blue Rhino shall have all rights of a secured party at law and equity subject only to the limitations set forth in the Subordination Agreement. Such rights and remedies include but are not limited to:

          a. Notice to Obligors and Contract Parties. Upon the request of Blue Rhino at any time after the occurrence and during the continuance of an Event of Default, USA shall notify obligors on the Receivables and parties to the Contracts and Cylinder Leases that the Receivables, the Contracts and Cylinder Leases have been assigned to Blue Rhino and that payments in respect thereof shall be made directly to Blue Rhino.

          b. Proceeds to be Turned Over To Blue Rhino. If an Event of Default shall occur and be continuing all Proceeds received by USA consisting of cash, checks and other near-cash items shall be held by USA in trust for Blue Rhino, segregated from other funds of USA, and shall, forthwith upon receipt by USA, be turned over to Blue Rhino in the exact
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form received by USA (duly indorsed by USA to Blue Rhino, if required) to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection (c).

          c. Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at Blue Rhino's election (subject to the terms of the Subordination Agreement) Blue Rhino may apply all or any part of Proceeds in payment of the Obligations in such order as Blue Rhino may elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the USA Leasing Facility has been terminated shall be paid over to USA or to whomsoever may be lawfully entitled to receive the same.

          d. Code Remedies. If an Event of Default shall occur and be continuing, Blue Rhino may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Blue Rhino, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon USA or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Blue Rhino or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Blue Rhino shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in USA, which right or equity is hereby waived or released. USA further agrees, at Blue Rhino's request, to assemble the Collateral and make it available to Blue Rhino at places which Blue Rhino shall reasonably select, whether at USA's premises or elsewhere. Blue Rhino shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Blue Rhino hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Blue Rhino may elect, and only after such application and after the payment by Blue Rhino of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need Blue Rhino account for the surplus, if any, to USA. To the extent permitted by applicable law, USA waives all claims, damages and demands it may acquire against Blue Rhino arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days
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before such sale or other disposition.

     5. Blue Rhino's Appointment as Attorney-in-Fact; Blue Rhino's Performance of USA's Obligations.

          a. Powers. USA hereby irrevocably constitutes and appoints Blue Rhino and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of USA and in the name of USA or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, USA hereby gives Blue Rhino the power and right, on behalf of USA, without notice to or assent by USA, to do any or all of the following:

               (i) in the name of USA or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable, Contract, Cylinder Lease or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Blue Rhino for the purpose of collecting any and all such moneys due under any Receivable, Contract or Cylinder Lease or with respect to any other Collateral whenever payable;

               (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

               (iii) execute, in connection with any sale provided for in subsection, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

               (iv) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Blue Rhino or as Blue Rhino shall direct; (ii) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any
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     other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against USA with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as Blue Rhino may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Blue Rhino were the absolute owner thereof for all purposes, and do, at Blue Rhino's option and USA's expense, at any time, or from time to time, all acts and things which Blue Rhino deems necessary to protect, preserve or realize upon the Collateral and Blue Rhino's security interest therein and to effect the intent of this Agreement, all as fully and effectively as USA might do.

     Anything in this subsection to the contrary notwithstanding, Blue Rhino agrees that it will not exercise any rights under the power of attorney provided for in this subsection unless an Event of Default shall have occurred and be continuing.

          b. Performance by Blue Rhino of USA's Obligations. If USA fails to perform or comply with any of its agreements contained herein, Blue Rhino, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          c. Ratification; Power Coupled With An Interest. USA hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     6. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, USA authorizes Blue Rhino to file financing statements with respect to the Collateral without the signature of USA in such form and in such filing offices as Blue Rhino reasonably determines appropriate to perfect the security interests of Blue Rhino under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     7. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.   Amendments in Writing; No Waiver; Cumulative Remedies.

     a. Amendments in Writing. None of the terms or provisions of this Agreement may
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be waived, amended, supplemented or otherwise modified except by a written instrument executed by USA and Blue Rhino, provided that any provision of this Agreement imposing obligations on USA may be waived by Blue Rhino in a written instrument executed by Blue Rhino.

     b. No Waiver by Course of Conduct. Blue Rhino shall not by any act (except by a written instrument pursuant to subsection), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of Blue Rhino, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Blue Rhino of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Blue Rhino would otherwise have on any future occasion.

     9. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     10. Section Headings. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     11. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of USA and shall inure to the benefit of Blue Rhino and its successors and assigns.

     12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.
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     IN WITNESS WHEREOF, the undersigned has caused this Subordinated Security
Agreement to be duly executed and delivered as of the date first above written.


                                     USA LEASING, LLC

                                     By: /s/ Billy D. Prim
                                         ----------------------------
                                            Billy D. Prim, Manager


                                     BLUE RHINO CORPORATION


                                     By /s/ Mark Castaneda
                                       ----------------------------
                                        Mark Castaneda, Secretary